Exhibit 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                        )  CASE NO. B-00-10939-ECF-RTB
                              )
SUNRISE EDUCATIONAL SERVICES  )  BUSINESS AND INDUSTRY
                              )  MONTHLY OPERATING REPORT
                              )
                              )  MONTH OF MARCH
                              )
                   Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                              )
                              )    TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE  PARTY:

                                                                         CEO
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
---------------------------------------                               ----------
PRINTED NAME OF RESPONSIBLE PARTY                                       DATE


PREPARER:

/s/ Douglass E. Snell                                                 Controller
---------------------------------------                               ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell                                                       4/20/01
---------------------------------------                               ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

SUNRISE EDUCATIONAL SERVICES, INC.
B-00-10939-ECF-RTB                                MONTH: MARCH 2001


                           RECEIPTS AND DISBURSEMENTS

                                                     BANK ACCOUNTS
                                      ------------------------------------------
AMOUNTS REPORTED SHOULD BE               SUNRISE     SUNRISE PMTS
PER THE DEBTOR'S BOOKS,                 OPERATING      MADE BY
not per the bank statement            #052-978-7889   TESSERACT        TOTAL
                                      -------------   ---------   --------------

ACCOUNT BALANCE -
BEGINNING OF MONTH                               --                           --

RECEIPTS
 STUDENT FEES                                                                 --
 CHARTER SCHOOL REVENUE                                                       --
 ACCOUNTS RECEIVABLE                                                          --
 LOANS AND ADVANCES                                                           --
 SALE OF ASSETS                                                               --
 TRANSFERS IN FROM OTHER ACCOUNTS        468,567.09    592,537.69   1,061,104.78
 OTHER (ATTACH LIST)                                                          --

   TOTAL RECEIPTS                        468,567.09    592,537.69   1,061,104.78

DISBURSEMENTS
 BUSINESS - ORDINARY OPERATIONS          468,567.09                   468,567.09
 CAPITAL IMPROVEMENTS                                                         --
 PRE-PETITION DEBT                                                            --
 TRANSFERS TO OTHER DIP ACCOUNTS                                              --
 PAYMENTS MADE FOR SUNRISE EDU                         592,537.69     592,537.69
 OTHER (ATTACH LIST)                                                          --

 REORGANIZATION EXPENSES:
  ATTORNEY FEES                                                               --
  ACCOUNTANT FEES                                                             --
  OTHER PROFESSIONAL FEES                                                     --
  U.S. TRUSTEE QUARTERLY FEE                                                  --
  COURT COSTS                                                                 --
   TOTAL DISBURSEMENTS                   468,567.09    592,537.69   1,061,104.78
                                         ----------    ----------   ------------
ACCOUNT BALANCE -
END OF MONTH                                     --            --             --
                                         ==========    ==========   ============

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                     1,061,104.78
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                   --
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
                                                                    ------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                1,061,104.78
                                                                    ============

                       Sunrise Educational Services, Inc.
                             Statement of Operations
                       For the Month Ending March 31, 2001

Revenue
Tuition and Fees Revenue                                          $1,263,884.12
Government Revenue                                                    68,976.51
Food Revenue                                                           4,090.75
Discounts                                                           (158,717.17)
Refunds/Returns                                                         (524.08)
                                                                  -------------
Total Revenue                                                      1,177,710.13
                                                                  -------------

Operational Costs
Salaries and Wages                                                   499,893.54
Taxes and Benefits                                                    65,967.43
Classroom Expenses                                                     6,062.98
Food Programs Expense                                                 53,989.77
Transportation Expenses                                               22,267.97
Maintenance Expense                                                   62,519.72
Insurance Expense                                                      6,962.79
Rent Expense                                                         207,199.17
Security Services Expense                                              1,060.13
Personal Property Tax Expense                                          1,578.19
Real Property Tax Expense                                              6,333.22
Utilities Expense                                                     15,232.79
                                                                  -------------
Total Operational Costs                                              949,067.70
                                                                  -------------
General & Administrative Costs
Advertising, Mktg, Promo Exp                                          24,051.04
Bad Debt Expense                                                      16,787.85
Bank Charges/Processing Fees-A                                        14,201.29
Computer/Technology Expense                                            9,799.80
Licenses & Fees Expense                                                  567.88
Office/School Supplies Expense                                         2,274.82
Penalties and Late Fee Charges                                               --
Postage and Printing Expense                                              41.00
Pre-Employment Expense                                                 2,529.63
Telephone Expense                                                     10,056.49
Travel Expense                                                         1,024.30
Allocated Corporate Overhead                                          74,548.00
Other Expenses                                                         1,796.98
                                                                  -------------
Total General and Administrative Expenses                            157,679.08
                                                                  -------------
Gain (Loss) on Disposal of Assets                                    (73,950.33)
Interest Expense                                                      (3,624.41)
Other Income (Expense)                                                  (359.20)
                                                                  -------------
Net Interest and Other Income (Expense)                              (77,933.94)
                                                                  -------------
Depreciation Expense                                                  35,664.75
                                                                  -------------
Total Depreciation and Amortization                                   35,664.75
                                                                  -------------
Reorganization Expenses
Professional Fees Allocated                                           41,647.00
                                                                  -------------
Total Reorganization Expenses                                         41,647.00
                                                                  -------------
Net Loss                                                          $  (84,282.34)
                                                                  =============

                       Sunrise Educational Services, Inc.
                                  Balance Sheet
                                 March 31, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                         $    9,700.00
Accounts Receivable, net                                             478,888.33
Prepaid Rent                                                         217,966.82
Other Current Assets                                                   6,709.58
                                                                  -------------
Total Current Assets                                                 713,264.73

Due From Tesseract                                                   676,887.77
Property and Equipment, net                                          934,393.16
Deposits and Other Assets                                            150,334.37
                                                                  -------------

Total Assets                                                      $2,474,880.03
                                                                  =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                  $   42,675.96
Checks in Process of Collection                                      269,362.04
Payroll and Related Accruals                                         274,110.18
Deferred Revenue and Tuition Deposits                                 88,852.67
                                                                  -------------

Total Current Liabilities                                            675,000.85
                                                                  -------------

Pre-Petition Liabilities
Accounts Payable                                                     655,109.22
Other Current Liabilities                                            151,249.47
Long-Term Debt                                                       222,967.25
                                                                  -------------

Total Pre-Petition Liabilities                                     1,029,325.94
                                                                  -------------

Reserve for Closed Schools                                           143,661.34
Other Long-Term Obligations                                          188,666.33
                                                                  -------------

Total Long-Term Liabilities                                          332,327.67
                                                                  -------------

Total Liabilities                                                  2,036,654.46
                                                                  -------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                  1,162,371.94
Post Petition Retained Deficit                                      (724,146.37)
                                                                  -------------

Total Shareholders' Equity                                           438,225.57
                                                                  -------------

Total Liabilities and Shareholders' Equity                        $2,474,880.03
                                                                  =============

CASE NUMBER: B-00-10939-ECF-RTB                    STATUS OF ASSETS


                                                        0-30      31-60    60+
ACCOUNTS RECEIVABLE                           TOTAL     DAYS      DAYS     DAYS
-------------------                           -----     ----      ----     ----

TOTAL ACCOUNTS RECEIVABLE                    478,888   429,401   37,485   12,002
 LESS: AMOUNT CONSIDERED UNCOLLECTIBLE
ACCOUNTS RECEIVABLE (NET)                    478,888   429,401   37,485   12,002


                               SCHEDULED                                CURRENT
FIXED ASSETS                    AMOUNT      ADDITIONS     DELETIONS      AMOUNT
------------                    ------      ---------     ---------      ------

REAL PROPERTY

BUILDING IMPROVEMENTS/PLANT    1,020,140      56,214       143,598      932,757
ACCUMULATED DEPRECIATION        (413,993)   (101,373)      (80,133)    (435,233)
NET BUILDINGS/PLANT              606,147     (45,159)       63,465      497,524

EQUIPMENT                        755,300      24,266        24,884      754,682
ACCUMULATED DEPRECIATION        (511,115)    (95,464)      (20,531)    (586,048)
NET EQUIPMENT                    244,186     (71,198)        4,353      168,635

AUTOS & VEHICLES                 953,839                                953,839
ACCUMULATED DEPRECIATION        (625,670)    (59,933)                  (685,603)
NET AUTOS & VEHICLES             328,170     (59,933)           --      268,236

CASE NUMBER: B-00-10939-ECF-RTB             STATUS OF LIABILITIES
                                            AND SENSITIVE PAYMENTS


     POSTPETITION
   UNPAID OBLIGATIONS            TOTAL      0-30     31-60   61-90      91+
   ------------------            -----      ----     -----   -----     -----
ACCOUNTS PAYABLE                42,676    37,430        90      --     5,156
TAXES PAYABLE                      764       764
ACCRUED PAYROLL AND BENEFITS   273,346   273,346
PREPAID TUITION                 88,853    88,853
SECURED DEBT                        --
OUTSTANDING A/P CHECKS         269,362   269,362
OTHER (ATTACH LIST)                 --
                               -------   -------       ---     ---     -----
TOTAL POST-PETITION
  LIABILITIES                  675,001   669,755        90      --     5,156
                               =======   =======       ===     ===     =====


PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS
                                                 AMOUNT PD            TOTAL PD
NAME              REASON FOR PAYMENT            THIS MONTH            TO DATE
----              ------------------            ----------            -------
NONE


TOTAL PAYMENTS TO INSIDERS                             --                   --

                                  PROFESSIONALS

         DATE OF COURT                                                   TOTAL
       ORDER AUTHORIZING    AMOUNT         AMOUNT      TOTAL PAID       INCURRED
NAME       PAYMENT         APPROVED         PAID        TO DATE         & UNPAID
----       -------         --------         ----        -------         --------
NONE

CASE NUMBER: B-00-10939-ECF-RTB                                 CASE STATUS

QUESTIONNAIRE
                                                              YES          NO
                                                              ---          --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 452


INSURANCE
                     CARRIER AND     PERIOD    EXPIRATION   PAYMENT AMOUNT
TYPE OF POLICY      POLICY NUMBER    COVERED      DATE       & FREQUENCY
--------------      -------------    -------      ----       -----------
Gen Liability       CLI0020446        3/1/01    6/15/01     Paid in full
Auto Liability      70APN164181       3/1/01     6/1/01     Paid in full
Excess Liability    UMI0000567        3/1/01    6/15/01     Paid in full
Workers Comp        307512-4         12/1/00   11/30/01     Monthly as a % of PR
Blanket Contents    59UUMUN3158       3/1/01    6/15/01     Paid in full

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

SUNRISE EDUCATIONAL SERVICES, INC.
CASH FLOW ANALYSIS
B-00-10939-ECF-RTB

BEGINNING FUNDS AVAILABLE:                                $   (3,145.89)
                                                          -------------


Cash In:    Telecheck                                     $  195,932.73
            Credit Card Deposit (Preschools)                 509,917.70
            Regular Deposits (Preschools)                    539,691.85
                                                          -------------
Daily Cash In:                                            $1,245,542.28



Cash Out:   Preschool A/P                                 $  483,074.04
            Preschool Payroll                                461,132.21
            Corporate A/P (allocated)                        116,898.53
            Preschool NSF                                     35,409.68
                                                          -------------
Daily Cash Out:                                           $1,096,514.46

                                                          -------------
Net Cash In/Out:                                          $  149,027.82
                                                          -------------
ENDING FUNDS AVAILABLE:                                   $  145,881.93
                                                          =============

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                                  Audit
Check Number   Vendor ID      Vendor Check Name                    Check Date  Checkbook ID     Trail Code           Amount
------------   ---------      -----------------                    ----------  ------------     ----------           ------
100012740      US0FOO000      US FOODSERVICE                           3/1/01  OPERATING        PMCHK00000082      $13,470.94
100012741      CABREP000      CABLE REP                                3/2/01  OPERATING        PMCHK00000083      $10,272.00
100012742      MANLIF000      MANULIFE FINANCIAL                       3/5/01  OPERATING        PMCHK00000084       $5,110.44
100012743      US0FOO000      US FOODSERVICE                           3/8/01  OPERATING        PMCHK00000085      $10,826.34
100012744      ANDMAR000      MARIANNE ANDREWS-113                     3/8/01  OPERATING        PMCHK00000086         $477.25
100012745      APS200000      APS-2907                                 3/8/01  OPERATING        PMCHK00000086       $1,890.32
100012746      ARIAIR000      ARIZONA AIR-SCENT                        3/8/01  OPERATING        PMCHK00000086         $825.06
100012747      ARIPEN000      ARIZONA PENNYSAVER                       3/8/01  OPERATING        PMCHK00000086         $730.00
100012748      ARIREP000      ARIZONA REPUBLIC                         3/8/01  OPERATING        PMCHK00000086         $924.00
100012749      AT&T000        AT& T 78522                              3/8/01  OPERATING        PMCHK00000086         $257.83
100012750      AT&T78522      AT&T - 78225                             3/8/01  OPERATING        PMCHK00000086         $100.58
100012751      AT&TPHO00      AT&T PHOENIX-78225                       3/8/01  OPERATING        PMCHK00000086          $49.09
100012752      AZDEP0002      AZ DEPT OF HEALTH SERVICES               3/8/01  OPERATING        PMCHK00000086         $150.00
100012753      BELCYN000      CYNTHIA BELDT                            3/8/01  OPERATING        PMCHK00000086          $84.75
100012754      BELVIS000      BELLA VISTA WATER COMPANY                3/8/01  OPERATING        PMCHK00000086         $102.00
100012755      CARJUL000      JULIE CARR                               3/8/01  OPERATING        PMCHK00000086          $84.75
100012756      CASELI000      ELIZABETH CASON                          3/8/01  OPERATING        PMCHK00000086         $314.63
100012757      CENLEA000      CENTENNIAL LEASING & SALES INC           3/8/01  OPERATING        PMCHK00000086         $408.65
100012758      CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29           3/8/01  OPERATING        PMCHK00000086         $467.09
100012759      CITSCO744      CITY OF SCOTTSDALE -7447                 3/8/01  OPERATING        PMCHK00000086          $60.00
100012760      CITSIEVI2      CITY OF SIERRA VISTA                     3/8/01  OPERATING        PMCHK00000086         $638.17
100012761      COUNEWS000     COUNTRY NEWS, INC                        3/8/01  OPERATING        PMCHK00000086         $229.99
100012762      CREFUN000      CREATIVE FUNDING                         3/8/01  OPERATING        PMCHK00000086       $2,073.70
100012763      CROBAN000      CROWN BANK LEASING                       3/8/01  OPERATING        PMCHK00000086         $507.26
100012764      CUSLOR000      LORI CUSACK                              3/8/01  OPERATING        PMCHK00000086          $80.25
100012765      DAIMAR000      DAILEY, MARGE                            3/8/01  OPERATING        PMCHK00000086         $352.92
100012766      DISSCH000-B    DISCOUNT SCHOOL SUPPLY                   3/8/01  OPERATING        PMCHK00000086         $371.19
100012767      ELEMAR000      MARIA ELEPANO                            3/8/01  OPERATING        PMCHK00000086         $110.00
100012768      ELEWES000      ELECTRONICS WEST, INC.                   3/8/01  OPERATING        PMCHK00000086         $230.04
100012769      EXTCLE000      EXTRACTION CLEANING COMPANY              3/8/01  OPERATING        PMCHK00000086       $1,320.00
100012770      GECAP0003      GE CAPITAL                               3/8/01  OPERATING        PMCHK00000086         $187.23
100012771      GILGIL000      HEIDI GILBERT                            3/8/01  OPERATING        PMCHK00000086          $20.46
100012772      HAMAL000       AL HAMED                                 3/8/01  OPERATING        PMCHK00000086          $50.00
100012773      HAVDEA000      DEANNE HAVERLOCK                         3/8/01  OPERATING        PMCHK00000086          $80.25
100012774      HEAIMC000      HEALTHSOUTH IMC  INC                     3/8/01  OPERATING        PMCHK00000086         $216.00
100012775      HODCAR000      CARRIE HODGE                             3/8/01  OPERATING        PMCHK00000086         $584.70
100012776      HORDIS000      HORIZON DISTRIBUTION                     3/8/01  OPERATING        PMCHK00000086          $67.91
100012777      IKOOFF003      IKON OFFICE SOLUTIONS (CA)               3/8/01  OPERATING        PMCHK00000086         $141.15
100012778      IMPBAN000      IMPERIAL BANK                            3/8/01  OPERATING        PMCHK00000086       $3,650.25
100012779      IROMOU000      IRON MOUNTAIN                            3/8/01  OPERATING        PMCHK00000086         $755.04
100012780      IRVJOH000-B    JOHN IRVIN                               3/8/01  OPERATING        PMCHK00000086         $250.00
100012781      JAKBRE000      JAKE BREAK CAFE                          3/8/01  OPERATING        PMCHK00000086       $1,201.31
100012782      JAVROB000      ROBERT HAVICE                            3/8/01  OPERATING        PMCHK00000086          $80.25
100012783      JIFLUB001      JIFFY LUBE                               3/8/01  OPERATING        PMCHK00000086         $488.75
100012784      KIDCON000      KID CONCEPTS                             3/8/01  OPERATING        PMCHK00000086         $690.00
100012785      KNO000000      KNOTT,MARILYN                            3/8/01  OPERATING        PMCHK00000086         $589.31
100012787      LAKLEA000-B    LAKESHORE LEARNING MATERIALS             3/8/01  OPERATING        PMCHK00000086       $1,169.01
100012788      MAR000000      MARRO,GINNY                              3/8/01  OPERATING        PMCHK00000086         $320.57
100012789      MARALF000      ALFREDA POYNTER                          3/8/01  OPERATING        PMCHK00000086         $345.00
100012790      MARINF000-B    MARKET INFORMATION CENTER                3/8/01  OPERATING        PMCHK00000086         $355.00
100012791      MARRAN000      RANYIKA MARAOUI                          3/8/01  OPERATING        PMCHK00000086          $94.00
100012792      MONLIN000      LINDA MONTGOMERY                         3/8/01  OPERATING        PMCHK00000086          $80.25
100012793      MOTVEH000      MOTOR VEHICLE DIVISION                   3/8/01  OPERATING        PMCHK00000086         $256.38
100012794      MUNAIM000      AIMEE MUNOZ                              3/8/01  OPERATING        PMCHK00000086          $63.00
100012795      MURKEL000      KELLY MURPHY                             3/8/01  OPERATING        PMCHK00000086         $458.81
100012796      NIMTAM000      TAMIENE NIMS                             3/8/01  OPERATING        PMCHK00000086         $105.50
100012797      NOP000000      NOPPENBERG,KAREN                         3/8/01  OPERATING        PMCHK00000086          $98.47
100012798      NOPMIK000      MIKE NOPPENBERG                          3/8/01  OPERATING        PMCHK00000086         $974.69
100012799      NYBSHE000      SHELLEY NYBERG                           3/8/01  OPERATING        PMCHK00000086         $291.04
100012800      OPECLE000      OPEN WORKS                               3/8/01  OPERATING        PMCHK00000086       $1,170.00
100012801      PETSTA000      STACEY PETO                              3/8/01  OPERATING        PMCHK00000086          $44.33
100012802      PITBOW000      PITNEY BOWES CREDIT CORP856460           3/8/01  OPERATING        PMCHK00000086         $389.58
100012803      PROUSA000      PROFORCE USA                             3/8/01  OPERATING        PMCHK00000086      $11,739.31
100012804      Q0MINC000      Q-MATRIX INC                             3/8/01  OPERATING        PMCHK00000086         $137.00
100012805      RUFMIC000      MICHELLE RUFF                            3/8/01  OPERATING        PMCHK00000086          $22.63
100012806      SANBAR001      SANTA BARBARA BANK & TRUST               3/8/01  OPERATING        PMCHK00000086       $1,274.84
100012807      SLAJAC000      JACK SLATE                               3/8/01  OPERATING        PMCHK00000086         $531.43

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                                  Audit
Check Number   Vendor ID      Vendor Check Name                    Check Date  Checkbook ID     Trail Code           Amount
------------   ---------      -----------------                    ----------  ------------     ----------           ------
100012808      SOUGAS000      SOUTHWEST GAS CORPORATION                3/8/01  OPERATING        PMCHK00000086         $203.54
100012809      SRP2950        SRP2950                                  3/8/01  OPERATING        PMCHK00000086       $2,818.62
100012810      TEALEA000      TEACHING LEARNING CARING                 3/8/01  OPERATING        PMCHK00000086          $17.95
100012811      THORAE000      THOMAS, RAE ANN                          3/8/01  OPERATING        PMCHK00000086         $430.24
100012812      THUMOU000      THUNDER MOUNTAIN CLEANING SERV           3/8/01  OPERATING        PMCHK00000086       $1,845.50
100012813      TOOLOR000      LORI TOOLEY                              3/8/01  OPERATING        PMCHK00000086         $156.18
100012814      TOWOF0002      TOWN OF GILBERT - UTILITIES              3/8/01  OPERATING        PMCHK00000086         $400.84
100012815      US0WES003      US WEST COMMUNICATIONS-29060             3/8/01  OPERATING        PMCHK00000086       $2,243.36
100012816      VEL000000      VELA,DANA                                3/8/01  OPERATING        PMCHK00000086       $1,017.46
100012817      VER000000      VERIFONE                                 3/8/01  OPERATING        PMCHK00000086          $78.96
100012818      WELFAR001      WELLS FARGO                              3/8/01  OPERATING        PMCHK00000086         $792.00
100012819      WESINN000      WESTERN INNOVATIONS INC                  3/8/01  OPERATING        PMCHK00000086       $6,375.22
100012820      WESVAL000      WEST VALLEY VIEW                         3/8/01  OPERATING        PMCHK00000086          $86.50
100012821      AT&TPHO00      AT&T PHOENIX-78225                      3/16/01  OPERATING        PMPAY00000006         $323.00
100012822      KRALES000      LESLIE KRAMER                            3/9/01  OPERATING        PMCHK00000087         $208.02
100012823      KRATER000      TERRILYNN KRAMER                         3/9/01  OPERATING        PMCHK00000087         $275.72
100012824      AZCON0000      AZ CONSTRUCTION AND MAINTENANC          3/12/01  OPERATING        PMCHK00000088       $7,699.97
100012826      MELUS0000      MELLON US LEASING                       3/12/01  OPERATING        PMCHK00000088       $5,761.19
100012827      KMLFM000       KMLE-FM RADIO                           3/15/01  OPERATING        PMCHK00000089      $10,000.00
100012828      US0FOO000      US FOODSERVICE                          3/15/01  OPERATING        PMCHK00000089      $14,002.28
100012829      GECAP0003      GE CAPITAL                              3/19/01  OPERATING        PMCHK00000090         $950.40
100012830      IROMOU000      IRON MOUNTAIN                           3/19/01  OPERATING        PMCHK00000090         $837.54
100012831      NEWAVE000      NEW AVENUE INDUSTRIES-NAI               3/19/01  OPERATING        PMCHK00000090         $179.22
100012832      SANBAR001      SANTA BARBARA BANK & TRUST              3/19/01  OPERATING        PMCHK00000090         $289.17
100012836      CIMPAU000      PAUL CIMINO                             3/28/01  OPERATING        PMCHK00000095         $680.00
100012840      CITMESUTI      CITY OF MESA - UTILITIES - 187          3/19/01  OPERATING        PMPAY00000007         $308.79
100012841      ARIAIR000      ARIZONA AIR-SCENT                       3/20/01  OPERATING        PMCHK00000091         $271.97
100012842      ARIREP000      ARIZONA REPUBLIC                        3/20/01  OPERATING        PMCHK00000091         $462.00
100012843      ARRDRI000      ARROWHEAD DRINKING WATER                3/20/01  OPERATING        PMCHK00000091         $257.28
100012844      AT&T78522      AT&T - 78225                            3/20/01  OPERATING        PMCHK00000091         $342.01
100012845      AT&TPHO00      AT&T PHOENIX-78225                      3/20/01  OPERATING        PMCHK00000091          $94.73
100012846      ATT&T0000      A T & T WIRELESS SERVICES (ORD          3/20/01  OPERATING        PMCHK00000091       $4,357.31
100012847      BAURIC000      RICO BAUTISTA                           3/20/01  OPERATING        PMCHK00000091          $80.25
100012848      BOWTAM000      TAMI BOWEN                              3/20/01  OPERATING        PMCHK00000091         $461.67
100012849      BRICOM000      BRIXTON COMMERCIAL CLEANING             3/20/01  OPERATING        PMCHK00000091       $1,000.00
100012850      BROMAR000      MARTHA BROWN                            3/20/01  OPERATING        PMCHK00000091          $50.00
100012851      CASELI000      ELIZABETH CASON                         3/20/01  OPERATING        PMCHK00000091         $354.53
100012852      CHEUSA000      CHEVRON USA INC                         3/20/01  OPERATING        PMCHK00000091       $5,635.37
100012853      CITCHA400      CITY OF CHANDLER                        3/20/01  OPERATING        PMCHK00000091           $5.00
100012854      CITGLEUTI      CITY OF GLENDALE - UTILITIES            3/20/01  OPERATING        PMCHK00000091         $323.96
100012855      CITPEOUTI      CITY OF PEORIA - UTILITIES              3/20/01  OPERATING        PMCHK00000091         $220.04
100012856      CITPHO296      CITY OF PHOENIX  29663                  3/20/01  OPERATING        PMCHK00000091         $416.30
100012857      CITPHO788      CITY OF PHOENIX-78815                   3/20/01  OPERATING        PMCHK00000091         $148.00
100012858      CITSCO1929     CITY OF SCOTTSDALE-1929                 3/20/01  OPERATING        PMCHK00000091          $50.00
100012859      CITTEM296      CITY OF TEMPE - 29617                   3/20/01  OPERATING        PMCHK00000091         $255.59
100012860      COMHOU000      COMPASSION HOUSE                        3/20/01  OPERATING        PMCHK00000091          $75.00
100012861      CON000000      CONCENTRA                               3/20/01  OPERATING        PMCHK00000091         $160.00
100012862      COUCHE000      COURTESY CHEVROLET                      3/20/01  OPERATING        PMCHK00000091       $6,544.06
100012863      CREFUN000      CREATIVE FUNDING                        3/20/01  OPERATING        PMCHK00000091         $934.76
100012864      DISSCH000-B    DISCOUNT SCHOOL SUPPLY                  3/20/01  OPERATING        PMCHK00000091         $909.16
100012865      HOMDEP000      HOME DEPOT                              3/20/01  OPERATING        PMCHK00000091       $4,048.89
100012866      IKOOFF003      IKON OFFICE SOLUTIONS (CA)              3/20/01  OPERATING        PMCHK00000091         $114.33
100012867      IOSCAP000      IOS CAPITAL-TEXAS                       3/20/01  OPERATING        PMCHK00000091         $420.29
100012868      KINMGM000      KINNEY MANAGEMENT SERVICES              3/20/01  OPERATING        PMCHK00000091          $40.00
100012869      KRALES000      LESLIE KRAMER                           3/20/01  OPERATING        PMCHK00000091         $186.22
100012870      LAKLEA000-B    LAKESHORE LEARNING MATERIALS            3/20/01  OPERATING        PMCHK00000091       $1,364.16
100012871      LANJIL000      JILL LANGLEY                            3/20/01  OPERATING        PMCHK00000091         $100.00
100012872      LEWRAN000      RANDY LEWIS                             3/20/01  OPERATING        PMCHK00000091          $50.00
100012873      LOPDAW000      DAWN LOPEZ                              3/20/01  OPERATING        PMCHK00000091          $79.00
100012874      MARMAR000      MARY MARTINEZ                           3/20/01  OPERATING        PMCHK00000091          $12.00
100012875      NATBAN000      NATIONAL BANK OF AZ                     3/20/01  OPERATING        PMCHK00000091         $200.00
100012876      PACALA000      PACIFIC ALARMS COMPANY                  3/20/01  OPERATING        PMCHK00000091         $306.00
100012877      PENSAV000      PENNYSAVER                              3/20/01  OPERATING        PMCHK00000091         $366.00
100012878      RACSAR000      SARA RACZYNSKI                          3/20/01  OPERATING        PMCHK00000091          $50.00
100012879      RIDBET000      BETTY RIDDELL                           3/20/01  OPERATING        PMCHK00000091          $23.80
100012880      ROAFIR000      ROADRUNNER FIRE & SAFETY                3/20/01  OPERATING        PMCHK00000091          $34.30
100012881      SRP2950        SRP2950                                 3/20/01  OPERATING        PMCHK00000091       $1,382.02
100012882      TOOLOR000      LORI TOOLEY                             3/20/01  OPERATING        PMCHK00000091         $347.56
100012883      TROKEV000      KEVIN TROUT                             3/20/01  OPERATING        PMCHK00000091          $80.25
100012884      US0WES003      US WEST COMMUNICATIONS-29060            3/20/01  OPERATING        PMCHK00000091       $1,242.86
100012885      VEL000000      VELA,DANA                               3/20/01  OPERATING        PMCHK00000091         $449.98
100012886      WASMAN001      WASTE MANAGEMENT OF ARIZONA             3/20/01  OPERATING        PMCHK00000091       $1,460.58
100012887      WELFAR001      WELLS FARGO                             3/20/01  OPERATING        PMCHK00000091         $528.00
100012888      WICPIL000      WICK PILCHER INSURANCE, INC.            3/21/01  OPERATING        PMCHK00000092      $25,625.00

                            Sunrise Preschools, Inc.
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                                  Audit
Check Number   Vendor ID      Vendor Check Name                    Check Date  Checkbook ID     Trail Code           Amount
------------   ---------      -----------------                    ----------  ------------     ----------           ------
100012889      CITPHOWAT      CITY OF PHOENIX (WATER SVCS)29          3/22/01  OPERATING        PMCHK00000093         $267.94
100012890      US0FOO000      US FOODSERVICE                          3/22/01  OPERATING        PMCHK00000093      $15,655.32
100012891      APS200000      APS-2907                                3/27/01  OPERATING        PMCHK00000094       $4,400.10
100012892      ARIAIR000      ARIZONA AIR-SCENT                       3/27/01  OPERATING        PMCHK00000094         $106.42
100012893      ARIREP000      ARIZONA REPUBLIC                        3/27/01  OPERATING        PMCHK00000094         $462.00
100012894      AT&TPHO00      AT&T PHOENIX-78225                      3/27/01  OPERATING        PMCHK00000094         $410.35
100012895      AZDEPECO000    AZ DEPT OF ECONOMIC SECURITY            3/27/01  OPERATING        PMCHK00000094         $416.70
100012896      BAIMEL000      MELISSA BAILEY                          3/27/01  OPERATING        PMCHK00000094          $50.00
100012897      CITCHAUT1      CITY OF CHANDLER - UTILITIES            3/27/01  OPERATING        PMCHK00000094         $200.50
100012898      CITPHO296      CITY OF PHOENIX  29663                  3/27/01  OPERATING        PMCHK00000094         $247.41
100012900      CLS000000      CLS/CLEANWAY                            3/27/01  OPERATING        PMCHK00000094      $10,575.91
100012901      CROBAN000      CROWN BANK LEASING                      3/27/01  OPERATING        PMCHK00000094         $529.02
100012902      CT0COR000      CT CORPORATION SYSTEM                   3/27/01  OPERATING        PMCHK00000094         $611.50
100012903      DAIMAR000      DAILEY, MARGE                           3/27/01  OPERATING        PMCHK00000094         $124.31
100012904      GECAP0003      GE CAPITAL                              3/27/01  OPERATING        PMCHK00000094         $920.12
100012905      GUAAPP000-B    GUARANTEED APPLIANCE, INC               3/27/01  OPERATING        PMCHK00000094          $39.95
100012906      IRVJOH000-B    JOHN IRVIN                              3/27/01  OPERATING        PMCHK00000094          $85.00
100012907      JETCON000      JET CONNECTION                          3/27/01  OPERATING        PMCHK00000094         $222.00
100012908      LPS000000      LPS.CO                                  3/27/01  OPERATING        PMCHK00000094         $136.33
100012909      MARINF000-B    MARKET INFORMATION CENTER               3/27/01  OPERATING        PMCHK00000094         $255.00
100012910      PROUSA000      PROFORCE USA                            3/27/01  OPERATING        PMCHK00000094         $793.95
100012911      ROAFIR000      ROADRUNNER FIRE & SAFETY                3/27/01  OPERATING        PMCHK00000094         $284.50
100012912      SRP2950        SRP2950                                 3/27/01  OPERATING        PMCHK00000094         $626.32
100012913      SULSPR000      SULPHUR SPRINGS ELECTRIC                3/27/01  OPERATING        PMCHK00000094         $641.72
100012914      TERINT000      TERMINEX INTERNATIONAL                  3/27/01  OPERATING        PMCHK00000094         $449.00
100012915      TOWOF0002      TOWN OF GILBERT - UTILITIES             3/27/01  OPERATING        PMCHK00000094         $389.79
100012916      US0WES003      US WEST COMMUNICATIONS-29060            3/27/01  OPERATING        PMCHK00000094       $1,174.15
100012917      VEL000000      VELA,DANA                               3/27/01  OPERATING        PMCHK00000094       $1,431.84
100012937      MANLIF000      MANULIFE FINANCIAL                      3/29/01  OPERATING        PMCHK00000096       $4,141.18
100012938      US0FOO000      US FOODSERVICE                          3/29/01  OPERATING        PMCHK00000097       $9,514.64
100012939      US0FOO000      US FOODSERVICE                          3/29/01  OPERATING        PMCHK00000097         $125.30
100012940      4DPROP000      4D PROPERTIES                           3/30/01  OPERATING        PMCHK00000098      $12,859.99
100012941      ANCVIL000      ANCALA VILLAGE SHOPPING CENTER          3/30/01  OPERATING        PMCHK00000098      $16,622.87
100012942      BLD7ZEL000     BLDG7UNION HILLS LLC                    3/30/01  OPERATING        PMCHK00000098       $7,626.51
100012943      DERENT000      DER ENTERPRISES LLP                     3/30/01  OPERATING        PMCHK00000098      $15,132.93
100012944      DIVINS000      DIVALL INSURED INCOME PROP INC          3/30/01  OPERATING        PMCHK00000098      $11,418.37
100012945      IMPBAN001      IMPERIAL BANK-AZ                        3/30/01  OPERATING        PMCHK00000098       $3,624.41
100012946      MCCVEN003      MCCLINTOCK VENTURE LC                   3/30/01  OPERATING        PMCHK00000098      $13,067.25
100012947      MELUS0000      MELLON US LEASING                       3/30/01  OPERATING        PMCHK00000098       $3,774.18
100012948      MESDEV000      MESA DEVELOPMENT INC                    3/30/01  OPERATING        PMCHK00000098      $12,568.84
100012949      PEOINV000      PEORIA INVESTMENTS INC                  3/30/01  OPERATING        PMCHK00000098      $18,202.23
100012950      SANVIL003      SANTIAGO VILLA  (#129)                  3/30/01  OPERATING        PMCHK00000098      $13,836.33
100012951      SANVIL005      SANTIAGO VILLA  (#124)                  3/30/01  OPERATING        PMCHK00000098      $14,980.76
100012952      SC0WAR000      SC WARNER TEMPE, INC.                   3/30/01  OPERATING        PMCHK00000098      $12,342.11
100012953      SDMFAM000      SDM FAMILY CORP                         3/30/01  OPERATING        PMCHK00000098      $13,794.27
100012954      SUNPRE000      SUNRISE PRESCHOOL VI INVESTME           3/30/01  OPERATING        PMCHK00000098      $18,533.62
100012955      THEYOU000      THE YOUNG ONES CENTER                   3/30/01  OPERATING        PMCHK00000098       $6,525.16
100012956      WELFAR002      WELLS FARGO BANK                        3/30/01  OPERATING        PMCHK00000098      $18,541.69
100012957      WILPRE000      WILLIS PRESCHOOL VI                     3/30/01  OPERATING        PMCHK00000098      $12,939.66
                                                                                                                  -----------
Total Checks: 190                                                                   Total Amount of Checks        $483,074.04
                                                                                                                  ===========